                                                                    EXHIBIT 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                              Case Number 02 B 8209
                             (Jointly Administrated)

                            Monthly Operating Report
                                  November 2002

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:       FLORSHEIM GROUP INC.       CASE NO.   02 B 08209
                 -----------------------               --------------

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       FOR MONTH ENDING NOVEMBER 30, 2002

                                                                   LOAN                TOTAL
    DATE            RECEIPTS            DISBURSEM.                BALANCE           OUTSTANDING             LC'S
-------------    ---------------   ----------------------     ----------------    ----------------   --------------------

OPENING BALANCE                                                  8,852,247.64        8,852,247.64                   0.00
   10/27                   0.00                     0.00         8,852,247.64        8,852,247.64                   0.00
   10/28                   0.00                 5,838.01         8,858,085.65        8,863,923.66                   0.00
   10/29                   0.00                   106.63         8,858,192.28        8,858,298.91                   0.00
   10/30             124,985.00                   600.00         8,733,807.28        8,734,407.28                   0.00
   10/31                   0.00                   847.69         8,734,654.97        8,735,502.66                   0.00
    11/1                   0.00                 1,839.39         8,736,494.36        8,738,333.75                   0.00
    11/2                   0.00                     0.00         8,736,494.36        8,736,494.36                   0.00
    11/3                   0.00                     0.00         8,736,494.36        8,736,494.36                   0.00
    11/4                   0.00                 8,206.85         8,744,701.21        8,752,908.06                   0.00
    11/5                   0.00               900,000.00         9,644,701.21       10,544,701.21                   0.00
    11/6                   0.00                 9,380.93         9,654,082.14        9,663,463.07                   0.00
    11/7                   0.00                35,810.22         9,689,892.36        9,725,702.58                   0.00
    11/8                   0.00                   120.00         9,690,012.36        9,690,132.36                   0.00
    11/9                   0.00                     0.00         9,690,012.36        9,690,012.36                   0.00
   11/10                   0.00                     0.00         9,690,012.36        9,690,012.36                   0.00
   11/11                   0.00                     0.00         9,690,012.36        9,690,012.36                   0.00
   11/12                   0.00                 5,678.61         9,695,690.97        9,701,369.58                   0.00
   11/13                   0.00                 1,625.00         9,697,315.97        9,698,940.97                   0.00
   11/14                   0.00                   750.00         9,698,065.97        9,698,815.97                   0.00
   11/15                   0.00                 1,003.13         9,699,069.10        9,700,072.23                   0.00
   11/16                   0.00                     0.00         9,699,069.10        9,699,069.10                   0.00
   11/17                   0.00                     0.00         9,699,069.10        9,699,069.10                   0.00
   11/18                   0.00                 3,555.69         9,702,624.79        9,706,180.48                   0.00
   11/19                   0.00                 3,659.87         9,706,284.66        9,709,944.53                   0.00
   11/20              20,827.18                   810.09         9,686,267.57        9,687,077.66                   0.00
   11/21                   0.00                 1,328.68         9,687,596.25        9,688,924.93                   0.00
   11/22                   0.00                 1,089.99         9,688,686.24        9,689,776.23                   0.00
   11/23                   0.00                     0.00         9,688,686.24        9,688,686.24                   0.00
   11/24                   0.00                     0.00         9,688,686.24        9,688,686.24                   0.00
   11/25                   0.00                 7,198.63         9,695,884.87        9,703,083.50                   0.00
   11/26                   0.00                 8,054.36         9,703,939.23        9,711,993.59                   0.00
   11/27                   0.00                 2,028.98         9,705,968.21        9,707,997.19                   0.00
   11/28                   0.00                     0.00         9,705,968.21        9,705,968.21                   0.00
   11/29                   0.00                10,364.17         9,716,332.38        9,726,696.55                   0.00
   11/30                   0.00                     0.00         9,716,332.38        9,716,332.38                   0.00
                 --------------   ----------------------

Total Nov 2002       145,812.18             1,009,896.92
                 ==============   ======================







                                           EXCESS
    DATE              AVAIL.                AVAIL
-------------    ------------------   ------------------

OPENING BALANCE      10,000,000.00         1,147,752.36
   10/27             10,000,000.00         1,147,752.36
   10/28             10,000,000.00         1,136,076.34
   10/29             10,000,000.00         1,141,701.09
   10/30             10,000,000.00         1,265,592.72
   10/31             10,000,000.00         1,264,497.34
    11/1             10,000,000.00         1,261,666.25
    11/2             10,000,000.00         1,263,505.64
    11/3             10,000,000.00         1,263,505.64
    11/4             10,000,000.00         1,247,091.94
    11/5             10,000,000.00          (544,701.21)
    11/6             10,000,000.00           336,536.93
    11/7             10,000,000.00           274,297.42
    11/8             10,000,000.00           309,867.64
    11/9             10,000,000.00           309,987.64
   11/10             10,000,000.00           309,987.64
   11/11             10,000,000.00           309,987.64
   11/12             10,000,000.00           298,630.42
   11/13             10,000,000.00           301,059.03
   11/14             10,000,000.00           301,184.03
   11/15             10,000,000.00           299,927.77
   11/16             10,000,000.00           300,930.90
   11/17             10,000,000.00           300,930.90
   11/18             10,000,000.00           293,819.52
   11/19             10,000,000.00           290,055.47
   11/20             10,000,000.00           312,922.34
   11/21             10,000,000.00           311,075.07
   11/22             10,000,000.00           310,223.77
   11/23             10,000,000.00           311,313.76
   11/24             10,000,000.00           311,313.76
   11/25             10,000,000.00           296,916.50
   11/26             10,000,000.00           288,006.41
   11/27             10,000,000.00           292,002.81
   11/28             10,000,000.00           294,031.79
   11/29             10,000,000.00           273,303.45
   11/30             10,000,000.00           283,667.62

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:      FLORSHEIM GROUP INC.          CASE NO.           02 B 08209
             ------------------------------                --------------------


                            SUMMARY OF CASH ACCOUNTS

                       FOR MONTH ENDING NOVEMBER 30, 2002

ENDING BALANCE IN                                                                    10/26/02              11/30/02
                                                                                  ---------------    -------------------

             LASALLE NATIONAL BANK
                Account #                                                                      --                     --
                Account #                                                                      --                     --
                Account #                                                                      --                     --
                Account #                                                                      --                     --

             ASSOCIATED BANK
                Account #                                                                6,270.73               5,181.49

             BT COMMERCIAL
                Account #                                                                      --                     --
                Account #                                                                      --                     --
                Account #                                                                      --                     --
                Account #                                                                      --                     --
                Account #                                                                      --                     --
                Account #                                                                      --                     --
                Account #                                                                      --                     --


             RETAIL CASH IN LOCAL BANKS                                                    845.20                 845.20

                                                                                  ---------------    -------------------
             TOTAL                                                                       7,115.93               6,026.69
                                                                                  ===============    ===================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      FLORSHEIM GROUP INC.          CASE NO.           02 B 08209
             ------------------------------                -------------------


                                RECEIPTS LISTING


                       FOR MONTH ENDING NOVEMBER 30, 2002

                 Bank:             BT Commercial Corporation
                 Location          Chicago, Illinois
                 Account Name:     Concentration Account
                 Account No.:

                                                                             TOTAL
                     WHOLESALE             RETAIL    1)    LOCKBOX    2)    RECEIPTS
                    ------------        ------------     ------------     ------------
OPENING BALANCE

       10/28        $       0.00        $       0.00     $       0.00     $       0.00

       10/29        $       0.00        $       0.00     $       0.00     $       0.00

       10/30        $ 124,985.00 3)     $       0.00     $       0.00     $ 124,985.00

       10/31        $       0.00        $       0.00     $       0.00     $       0.00

       11/01        $       0.00        $       0.00     $       0.00     $       0.00

       11/04        $       0.00        $       0.00     $       0.00     $       0.00

       11/05        $       0.00        $       0.00     $       0.00     $       0.00

       11/06        $       0.00        $       0.00     $       0.00     $       0.00

       11/07        $       0.00        $       0.00     $       0.00     $       0.00

       11/08        $       0.00        $       0.00     $       0.00     $       0.00

       11/11        $       0.00        $       0.00     $       0.00     $       0.00

       11/12        $       0.00        $       0.00     $       0.00     $       0.00

       11/13        $       0.00        $       0.00     $       0.00     $       0.00

       11/14        $       0.00        $       0.00     $       0.00     $       0.00

       11/15        $       0.00        $       0.00     $       0.00     $       0.00

       11/18        $       0.00        $       0.00     $       0.00     $       0.00

       11/19        $       0.00        $       0.00     $       0.00     $       0.00

       11/20        $  20,827.18 4)     $       0.00     $       0.00     $  20,827.18

       11/21        $       0.00        $       0.00     $       0.00     $       0.00

       11/22        $       0.00        $       0.00     $       0.00     $       0.00

       11/23        $       0.00        $       0.00     $       0.00     $       0.00

       11/24        $       0.00        $       0.00     $       0.00     $       0.00

       11/25        $       0.00        $       0.00     $       0.00     $       0.00

       11/26        $       0.00        $       0.00     $       0.00     $       0.00

       11/27        $       0.00        $       0.00     $       0.00     $       0.00

       11/28        $       0.00        $       0.00     $       0.00     $       0.00

       11/29        $       0.00        $       0.00     $       0.00     $       0.00

       11/30        $       0.00        $       0.00     $       0.00     $       0.00
                    ============        ============     ============     ============
TOTAL RECEIPTS      $ 145,812.18        $       0.00     $       0.00     $ 145,812.18
                    ============        ============     ============     ============

         1) Retail receipts represent the sweep of U.S. depository accounts on a daily basis.

         2)       Wholesale receipts paid to lockbox.

         3) Amount includes $50,000.00 received from Moneris and $74,985.00 from Florsheim Canada.

         4) Associated Bank - miscellaneous accounts receivable collections.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:      FLORSHEIM GROUP INC.          CASE NO.           02 B 08209
             ------------------------------                --------------------


                              DISBURSEMENTS LISTING

                       FOR MONTH ENDING NOVEMBER 30, 2002


                 Bank:             BT Commercial Corporation
                 Location          Chicago, Illinois
                 Account Name:     Concentration Account
                 Account No.:


ACCOUNT                                                                                 AMOUNT
-------                                                                              ------------
FLORSHEIM GROUP INC
                 PAYMENTS
                 Wire Disbursements                                                            --
                 Wholesales Checks                                                   1,013,434.14
                 Retail Checks                                                                 --
                 Credit Committee Escrow                                                       --
                 Letter of Credit                                                              --
                                                                                     ------------

                 Total Funds Out                                                     1,013,434.14

                 OUTSTANDING CHECKS AT 11/30
                 Wholesale - October checks                                            (15,848.82)
                 Retail - October checks                                                       --
                 September checks                                                              --
                 August checks                                                                 --
                                                                                     ------------

                 OUTSTANDING CHECKS THAT CLEARED (INCLUDING RETAIL PAYROLL)             12,311.60
                                                                                     ------------

Total Florsheim Group Inc.                                                           1,009,896.92
                                                                                     ============


Note - All Cash disbursements are made by Florsheim Group Inc. on behalf of the debtors, Florsheim Group Inc., The Florsheim Shoe Store Company - West, The Florsheim Shoe Store Company - Northeast, Florsheim Occupational Footwear, Inc. and L.J. O'Neill Shoe Co.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:      FLORSHEIM GROUP INC.          CASE NO.           02 B 08209
             ------------------------------                ---------------------


                         STATEMENT OF INVENTORY ($ 000)

                       FOR MONTH ENDING NOVEMBER 30, 2002





Beginning Inventory               $         --
                                  ------------

Add: Purchases                    $         --
                                  ------------

Less: Cost of Goods Sold
       (cost basis)               $         --
                                  ------------

Adjustments                       $         --
                                  ------------

Ending Inventory                  $         --
                                  ============



                          PAYROLL INFORMATION STATEMENT


                                       Week ended
--------------------------------------------------------------------------------------------------
  11/01/02          11/08/02             11/15/02                11/22/02           11/29/2002              Total
-------------    ---------------   ----------------------     ----------------    ----------------   --------------------



                                      NONE

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:      FLORSHEIM GROUP INC.          CASE NO.           02 B 08209
             ------------------------------                --------------------


                          STATEMENT OF AGED RECEIVABLES

                       FOR MONTH ENDING NOVEMBER 30, 2002

ACCOUNTS RECEIVABLE:

                                Beginning of Month Balance          $    701,965
                                                                    ------------

                                Add: Sales on Account               $        120
                                                                    ------------

                                Less: Collections                   $    (18,305)
                                                                    ------------

                                Adjustments                         $    (47,575)
                                                                    ------------

                                End of the Month Balance            $    636,205
                                                                    ============


                 0-30                   31-60                 61-90                 OVER 90            END OF MONTH
                 DAYS                   DAYS                  DAYS                   DAYS                 TOTAL
             ------------           ------------          ------------           ------------          ------------

             $    (15,179)          $      3,503          $     (5,424)          $    653,305          $    636,205



                             ACCOUNTS PAYABLE AGING


                  0-30             31-60            61-90           Over 90       End of Month
                  Days             Days             Days             Days             Total
              ------------     ------------     ------------     ------------     ------------

Wholesale       101,178.96       111,979.32        61,618.13       689,387.68       964,164.09

Retail            1,318.69        14,112.10        11,143.21       138,865.01       165,439.01

              ------------     ------------     ------------     ------------     ------------
Total           102,497.65       126,091.42        72,761.34       828,252.69     1,129,603.10
              ============     ============     ============     ============     ============



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:      FLORSHEIM GROUP INC.          CASE NO.           02 B 08209
             ------------------------------                ---------------------


                                TAX QUESTIONNAIRE

                       FOR MONTH ENDING NOVEMBER 30, 2002

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal Income Taxes                       Yes (x)                No (  )
2. FICA withholdings                          Yes (x)                No (  )
3. Employee's withholdings                    Yes (x)                No (  )
4. Employer's FICA                            Yes (x)                No (  )
5. Federal Unemployment Taxes                 Yes (x)                No (  )
6. State Income Taxes                         Yes (x)                No (  )
7. State Employee withholdings                Yes (x)                No (  )
8. All other state taxes                      Yes (x)                No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

WEEK 11/01        WEEK 11/08          WEEK 11/15      WEEK 11/22      WEEK 11/29
----------        ----------          ----------      ----------      ----------







                                      NONE

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                       Print or type name and capacity of
                                       person signing this Declaration:

                                       /s/ F. Terrence Blanchard
                                       ---------------------------------------

                                       President and Chief Financial Officer

DATED:   December 12, 2002